FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                        October 6, 1999



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-5306
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)







Item 5. Other Events

     On October 6, 1999, US Airways, Inc. (a wholly-owned subsidiary of US Airways Group, Inc.) issued a news release announcing that its mechanics and related employees, who are represented by the International Association of Mechanics and Aerospace Workers, had approved a new five-year labor contract.

Item 7.   Financial Statements and Exhibits

(c)  Exhibit

Designation              Description
-----------              -----------
    99               News release dated October 6, 1999


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                            US Airways Group, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: October 6, 1999    By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)


                            US Airways, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: October 6, 1999    By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)













Exhibit 99


        US AIRWAYS WELCOMES IAM CONTRACT RATIFICATION

ARLINGTON, Va., Oct. 6 -- US Airways said today that it welcomes the approval of a new five-year contract by its 7,500 mechanics and related workers who are members of the International
Association of Machinists and Aerospace Workers. The contract passed by a 74 percent approval margin.

"This five-year agreement underscores the commitment of our IAM employees and US Airways to fairness and progress. With the approval of this contract, US Airways has taken another major step toward its goal of bringing compensation for its employees to parity plus one percent with the Big Four airlines," said US Airways President and CEO Rakesh Gangwal.

"While the company faces a significant loss for the third quarter, this new agreement is a major milestone on our path toward shedding our non- competitive cost structure. US Airways is committed to becoming a vigorous, cost-competitive airline and to working with our employees to be the Carrier of Choice for our customers."

US Airways previously reached a contract agreement with its 6,000 fleet service workers, who also are represented by the IAM. As a result of the agreement covering mechanics and related workers approved today, the fleet service agreement also will have the same five-year term.

Parity plus one percent compensation plans previously have been reached with the Air Line Pilots Association and dispatchers and training instructors represented by the Transport Workers Union of America, and also have been put in place for administrative representatives and crew schedulers.